UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2024 (March 5, 2024)

HCM Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41241	98-1581263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 330
Stamford, CT 06902

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (203) 930-2202

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	HCMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HCMA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at a price of $11.50 per share	HCMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submissions of Matters to a Vote of Security Holders.

On March 5, 2024, HCM Acquisition Corp (“HCM”) held an extraordinary general meeting of shareholders (the “Extraordinary Meeting”). On February 23, 2024, the record date for the Extraordinary Meeting, there were 11,681,862 issued and outstanding shares of HCM’s ordinary shares (the “Ordinary Shares”) entitled to vote at the Extraordinary Meeting, 92.12% of which were represented in person or by proxy.

The final results for HCM of the matters submitted to a vote of HCM’s shareholders at the Extraordinary Meeting are as follows:

Matters Voted On	For	Against	Abstain
Proposal No. 1 - The Business Combination Proposal: A proposal by ordinary resolution to approve and adopt the Amended & Restated Business Combination Agreement, dated August 2, 2023, as amended on December 31, 2023, by and among HCM, Murano Global Investments Limited, a company incorporated under the laws of the Bailiwick of Jersey (the “Company”), Murano PV, S.A. de C.V., a Mexican corporation, Elías Sacal Cababie, an individual, ES Agrupación, S.A. de C.V., a Mexican corporation, Murano Global B.V., a Dutch private limited company, MPV Investment B.V., a private limited liability company under Dutch law, and Murano Global Cayman, a Cayman Islands exempted company incorporated with limited liability which is a direct wholly-owned subsidiary of the Company (“New CayCo”), pursuant to which, among other things, New CayCo shall merge with and into HCM (the “Merger”), with HCM surviving the merger as a direct wholly-owned subsidiary of the Company. and the transactions contemplated thereby.
	10,757,783	4,514	0
Proposal No. 2 - The Merger Proposal: A proposal by special resolution, to approve the Merger and the Plan of Merger and that HCM be authorized to enter the Plan of Merger.	10,757,783	4,514	0
Proposal No. 3 - The Charter Proposal: A proposal by special resolution, to approve the surviving company’s post-merger amended and restated memorandum and articles of association, HCM's change of name to “Murano Global Hospitality Corp.” and that HCM’s authorized share capital be altered.	10,757,783	4,514	0

Each of the proposals described above was duly approved by HCM’s shareholders. HCM’s shareholders elected to redeem an aggregate of 1,538,989 Ordinary Shares in connection with the Extraordinary Meeting.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2024

HCM ACQUISITION CORP

By:	/s/ James Bond
Name:	James Bond
Title:	Chief Financial Officer